Exhibit 99.1

BREEZE HOLDINGS ACQUISITION CORP. ANNOUNCES ADDITIONAL CONTRIBUTION TO TRUST ACCOUNT TO EXTEND DEADLINE TO CONSUMMATE BUSINESS COMBINATION

Irving, TX, February 22, 2022 – Breeze Holdings Acquisition Corp. (NASDAQ: BREZ) (the “Company”) announced today that its sponsor, Breeze Sponsor, LLC (the “Sponsor”), timely deposited an aggregate of $1,150,000 (the “Extension Payment”), representing $0.10 per public share, into the Company’s trust account in order to extend the date by which the Company has to consummate a business combination from February 25, 2022, to May 25, 2022.

The Sponsor loaned the Extension Payment to the Company in exchange for a promissory note in the amount of the Extension Payment. The loan under the promissory note is non-interest bearing and will be repaid upon the consummation of a business combination. The Company’s stockholders are not entitled to vote on or redeem their shares in connection with such extension.

As previously announced, on January 27, 2022, the Company entered into a business combination agreement among the Company, D-Orbit S.p.A., an Italian Società per azioni (“D-Orbit”), and a newly formed joint stock company (société anonyme) governed by the laws of the Grand Duchy of Luxembourg (“Holdco”) pursuant to which Holdco will become the publicly traded parent company of the Company and D-Orbit upon the closing of the transaction.

With its innovative technologies and proven products and services, D-Orbit is positioned to be a leader in the rapidly growing space industry today and in the future. D-Orbit intends to use the proceeds from the transaction to accelerate investments in its ION Satellite Carrier, Advanced Services and space cloud infrastructure capabilities and In-Orbit Servicing (IOS) solutions, build out its bench of talent to support the development of new technologies and drive expansion into new space segments.

The transaction is subject to the satisfaction of customary closing conditions, including certain governmental approvals, the approval of the Company’s stockholders and the contribution of the D-Orbit shares by the D-Orbit shareholders.

In order to allow for a reasonable period of time to consummate the business combination with D-Orbit, the Company intends to call a special meeting of stockholders to approve an amendment to its certificate of incorporation further extending the date by which the Company has to consummate a business combination beyond May 25, 2022, as contemplated by the business combination agreement. The timing for this special meeting and instructions on how to vote will be announced at a later date.

About Breeze Holdings Acquisition Corp.

Breeze Holdings Acquisition Corp. is a blank check company organized for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or other similar business combination with one or more businesses or entities.

About D-Orbit

D-Orbit is a market leader in the space logistics and transportation services industry with a track record of space-proven technologies and successful missions. Founded in 2011, before the dawn of the New Space market, D-Orbit is the first company addressing the logistics needs of the space market. ION Satellite Carrier, for example, is a space vehicle that can transport satellites in orbit and release them individually into distinct orbital slots, reducing the time from launch to operations by up to 85% and the launch costs of an entire satellite constellation by up to 40%. ION can also accommodate multiple third-party payloads like innovative technologies developed by startups, experiments from research entities, and instruments from traditional space companies requiring a test in orbit. D-Orbit is a space infrastructure pioneer with offices in Italy, Portugal, the UK, and the US.

Additional Information About the Business Combination and Where to Find It

In connection with the proposed business combination transaction, Holdco intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4 that will include a proxy statement of the Company and that also will constitute a prospectus of Holdco with respect to the ordinary shares of Holdco to be issued in the proposed transaction (the “proxy statement/prospectus”). The definitive proxy statement/prospectus (if and when available) will be delivered to the Company’s and D-Orbit’s stockholders. Each of Holdco and the Company may also file other relevant documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF BREEZE HOLDINGS AND D-ORBIT ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of the proxy statement/prospectus (if and when available) and other documents that are filed or will be filed with the SEC by the Company or Holdco through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by the Company or Holdco will be available free of charge at Breeze Holdings Acquisition Corp., 955 W. John Carpenter Fwy., Suite 100-929, Irving, TX 75039, attention: J. Douglas Ramsey.

Participants in the Solicitation

The Company and its directors and executive officers are participants in the solicitation of proxies from the stockholders of the Company in respect of the proposed transaction. Information about the Company’s directors and executive officers and their ownership of the Company common stock is set forth in the Company’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2020 filed with the SEC on January 14, 2022. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available. You may obtain free copies of these documents as described in the preceding paragraph.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements, including, among other things, statements regarding the anticipated benefits of the proposed transaction and the combined company becoming a publicly listed company, the anticipated impact of the proposed transaction on the combined companies’ business and future financial and operating results, the anticipated timing of closing of the proposed transaction, the anticipated growth of the space economy, the success and customer acceptance of D-Orbit’s product and service offerings, and other aspects of D-Orbit’s operations or operating results. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “target,” “project,” and similar phrases that denote future expectations or intent regarding the combined company’s financial results, operations, and other matters are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the ability to complete the proposed transaction within the time frame anticipated or at all; (ii) the failure to realize the anticipated benefits of the proposed transaction or those benefits taking longer than anticipated to be realized; (iii) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; (iv) the risk that the transaction may not be completed by the Company’s business combination deadline and the potential failure to obtain further extensions of the business combination deadline if sought by the Company; (v) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the business combination agreement by the stockholders of the Company, the consummation of the exchange by the D-Orbit stockholders, the satisfaction of the minimum cash amount following redemptions by the public stockholders of the Company and the receipt of any governmental and regulatory approvals; (vi) the lack of a third party valuation in determining whether or not to pursue the proposed transaction; (vii) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; (viii) the impact of COVID-19 on D-Orbit’s business and/or the ability of the parties to complete the proposed transaction; (ix) the effect of the announcement or pendency of the transaction on D-Orbit’s business relationships, performance, and business generally; (x) risks that the proposed transaction disrupts current plans and operations of D-Orbit and potential difficulties in D-Orbit employee retention as a result of the proposed transaction; (xi) the outcome of any legal proceedings that may be instituted against D-Orbit or the Company related to the business combination agreement or the proposed transaction; (xii) the ability to obtain and maintain the listing of Holdco’s securities and the ability to maintain the Company’s securities, in each case on the NASDAQ Stock Market; (xiii) potential volatility in the price of the Company’s and Holdco’s securities due to a variety of factors, including changes in the competitive and highly regulated industries in which D-Orbit operates, variations in performance across competitors, changes in laws and regulations affecting D-Orbit’s business and changes in the combined company’s capital structure; (xiv) the ability to implement business plans, identify and realize additional opportunities and achieve forecasts and other expectations after the completion of the proposed transaction; (xv) the risk of downturns and the possibility of rapid change in the highly competitive industry in which D-Orbit operates; (xvi) the inability of D-Orbit and its current and future collaborators to successfully develop and commercialize D-Orbit’s services in the expected time frame or at all; (xvii) the risk that the post-combination company may never achieve or sustain profitability; (xviii) Holdco’s potential need to raise additional capital to execute its business plan, which capital may not be available on acceptable terms or at all; (xix) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations; (xx) the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations; (xxi) the risk that orders that have been placed by customers for launches with D-Orbit are cancelled or modified; (xxii) that the material weaknesses in D-Orbit’s internal control over financial reporting, if not corrected, could adversely affect the reliability of D-Orbit’s financial reporting; (xxiii) the risk of regulatory lawsuits or proceedings relating to D-Orbit’s services; (xxiv) the risk that D-Orbit is unable to secure or protect its intellectual property; and (xxv) the risk factors as set forth in the D-Orbit Investor Presentation, dated January 2022. The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those described in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other documents filed or to be filed with the SEC by the Company or Holdco from time to time. The forward-looking statements included in this press release are made only as of the date hereof.

No Offer or Solicitation

This press release is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or to buy any securities or a solicitation of any vote or approval and is not a substitute for the proxy statement/prospectus or any other document that Holdco or the Company may file with the SEC or send to the Company’s or D-Orbit’s stockholders in connection with the proposed transaction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Contact:

Breeze Holdings Acquisition Corp.

955 W. John Carpenter Fwy., Suite 100-929

Irving, TX 75039

Attention: J. Douglas Ramsey

DC:82355243.1